UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 20, 2014

Date of Report (date of Earliest Event Reported)

FIBROCELL SCIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of principal executive offices and zip code)

(484) 713-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2014, at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Fibrocell Science, Inc. (the “Company”), the stockholders of the Company approved an amendment to the Company’s 2009 Equity Incentive Plan (the “2009 Plan”) to increase the number of shares of common stock authorized to be issued under the Plan from 2,600,000 to 5,600,000.  A description of the 2009 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 2, 2014.  The description of the 2009 Plan is qualified in its entirety by reference to the full text of the 2009 Plan, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

As mentioned above, on June 20, 2014, the Company held its Annual Meeting at the Company’s offices in Exton, Pennsylvania.  As of April 22, 2014, the record date for the Annual Meeting, there were 40,856,815 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 35,583,608 were present in person or represented by proxy. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.   The Company’s stockholders elected two directors to hold office until the Company’s 2017 annual meeting of stockholders or until his successor is duly elected and qualified, by the votes indicated below:

Shares voted FOR / WITHHELD / BROKER NON-VOTE

Marcus Smith:	24,280,759 / 545,829 / 10,757,020

Shares voted FOR / WITHHELD / BROKER NON-VOTE

Julian Kirk:	24,280,439 / 546,149 / 10,757,020

2.   The Company’s stockholders approved the amendment of the Company’s 2009 Plan to increase the number of shares of common stock authorized to be issued under the Plan from 2,600,000 to 5,600,000, by the vote indicated below:

Shares voted FOR / AGAINST / ABSTAIN / BROKER NON-VOTE:	20,958,305 / 3,849,123 / 19,160 / 10,757,020

3.   The Company’s stockholders approved the proposal to ratify the appointment of BDO USA, LLP as the Company’s auditors for the year ending December 31, 2014, by the vote indicated below:

Shares voted FOR / AGAINST / ABSTAIN:	35,463,766 / 113,216 / 6,626

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Fibrocell Science, Inc. 2009 Equity Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROCELL SCIENCE, INC.

Date: June 20, 2014

	By:	/s/ Gregory Weaver
Gregory Weaver
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Fibrocell Science, Inc. 2009 Equity Incentive Plan, as amended